UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 20, 2001

                        Commission File Number: 000-23863

                        PEOPLES FINANCIAL SERVICES CORP
             (Exact name of registrant as specified in its charter)

          Pennsylvania                            23-2391852
(State or other jurisdiction of         (I.R.S. Employer Identification Number)
Incorporation or Organization)

                      50 Main Street, Hallstead, PA              18822
              (Address of Principal Executive Officer)         (Zip Code)

       Registrant's telephone number, including area code (570) 879-2175

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Item 5.  Other Events

          Exhibit 99.007, Press Release of Peoples Financial Services Corp. dated April 20, 2001.
          Exhibit 99.006, Amended Bylaws of Peoples Financial Services Corp. dated February 9, 2001.
          99.005,  Press Release of Peoples Financial Services Corp.
          dated January 2, 2001.

Item 7.  Financial Statements and Exhibits.

          (a)  Exhibits.

          The following exhibit is filed herewith:

          99.007, Press Release of Peoples Financial Services Corp. dated April 20, 2001.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP




By/s/ John W. Ord

John W. Ord, President and Chief Executive Officer